Certification Pursuant to
     Section 906 of the Sarbanes-Oxley Act of 2002


    I, Ralph J. Goehring, Senior Vice President and Chief Financial Officer of Berry Petroleum Company (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2003 (the "Report") which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ralph J. Goehring
Ralph J. Goehring
Senior Vice President and Chief Financial Officer
August 6, 2003





























                               Exhibit 32.2